Exhibit 13.2

Certification Pursuant to 18 U.S.C. Section 1350,

As Adopted Pursuant to

Section 906 of the Sarbanes-Oxley Act of 2002

In connection with Amendment No. 1 to the Annual Report of Aeterna Zentaris Inc. (the “Company”) on Form 20-F/A for the year ended December 31, 2022, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Giuliano La Fratta, Chief Financial Officer of the Company and Principal Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: February 15, 2024

/s/ Giuliano La Fratta
Name:	Giuliano La Fratta
Title:	Chief Financial Officer
(Principal Financial Officer)